                                  NASH-FINCH COMPANY

                         FOURTH AMENDMENT TO CREDIT AGREEMENT


Harris Trust and Savings Bank,
  as Administrative Agent
Chicago, Illinois

Other Banks party to the
  Credit Agreement

Ladies and Gentlemen:

     We refer to the Credit Agreement dated as of October 8, 1996 (such Credit Agreement, as heretofore amended and as may be amended from time to time, being hereinafter referred to as the "CREDIT AGREEMENT") and currently in effect between you and us. Capitalized terms used without definition below shall have the same meanings herein as they have in the Credit Agreement.

     The Borrower has requested that the Banks make certain modifications to the borrowing arrangements provided for in the Credit Agreement and the Banks have agreed to accommodate such request by the Borrower on the terms and conditions set forth herein.

1.   AMENDMENTS.

     Upon satisfaction of the conditions precedent to effectiveness set forth below, the Credit Agreement shall be amended (effective as of January 1, 1999) as follows:

     SECTION 1.01. NEW APPLICABLE MARGIN. (a) Section 1.3(c) of the Credit Agreement shall be amended by deleting the text appearing before the proviso therein and inserting the following in lieu therefor:

          "(c) APPLICABLE MARGIN. With respect to Committed Loans and the facility fee payable under Section 4.1 hereof, the "Applicable Margin" shall mean the rate specified for such Obligation below, subject to adjustment as hereinafter provided:

     When Following             Applicable          Applicable                  Applicable
      Status Exists               Margin              Margin                      Margin
                              For Base Rate    For Eurodollar Loans Is:   For Facility Fee Is:
                                Loans Is:
          Level I Status         0.00%                 .625%                     0.125%

          Level II Status        0.00%                1.000%                     0.250%

          Level III Status       0.00%                1.125%                     0.375%

          Level IV Status       0.250%                 1.25%                     0.500%

          Level V Status         0.50%                 1.50%                     0.500%"


     (b) Section 1.3(c) of the Credit Agreement shall be further amended by striking each of subsections (ii) and (iii) appearing after the proviso therein and substituting therefor the phrase "[intentionally omitted]."

     SECTION 1.02. NEW DEFINITIONS. Section 6.1 of the Credit Agreement shall be amended by inserting the following new definition in the appropriate alphabetical location:

          "FISCAL 1998 CHARGES" means the following non-recurring cash and non-cash charges recorded by the Borrower in accordance with GAAP during the fourth fiscal quarter of the Borrower's 1998 fiscal year against the Borrower's earnings for its 1998 fiscal year in an aggregate amount not to exceed $108,500,000: (i) a special charge of not more than $72,500,000 of which not less than $50,000,000 consists of non-cash charges, relating to the consolidation and closure of distribution centers and retail stores, the abandonment of assets (such as the SAP software) and the impairment of assets (such as the writedown of asset values);
          (ii) up to $1,000,000 of miscellaneous financing and other expenses relating to the above special charge; (iii) up to $27,500,000 of charges relating to the discontinuance of Nash DeCamp and other operations; and (iv) up to $7,500,000 of charges related to running operating expenses through the balance sheet (such as the writedown of the accounts and notes receivable).

          "YEAR 2000 PROBLEM" means any significant risk that computer hardware, software, or equipment containing embedded microchips essential to the business or operations of the Borrower or any of the Subsidiaries will not in the case of dates or time periods occurring after December 31, 1999, function at least as reasonably adequately as in the case of times or time periods occurring before January 1, 2000, including the making of accurate leap year calculations.

     SECTION 1.03. REVISED DEFINITIONS. The definitions of "LEVEL I STATUS", "LEVEL II STATUS", "LEVEL III STATUS ", "LEVEL IV STATUS ", "LEVEL V STATUS " and "TANGIBLE NET WORTH " appearing in Section 6.1 of the Credit Agreement shall be amended and restated in their entirety to read as follows:

     "LEVEL I STATUS" means the S&P Rating is at least BBB- or higher AND the Moody's Rating is at least Baa3 or higher.

     "LEVEL II STATUS" means Level I Status does not exist, but the S&P Rating is at least BB+ or higher AND the Moody's Rating is at least Bal or higher.

     "LEVEL III STATUS" means neither Level I Status nor Level II Status exists, but the S&P Rating is at least BB or higher AND the Moody's Rating is at least Ba2 or higher.

     "LEVEL IV STATUS" means none of Level I Status, Level II Status, and Level III Status exist, but the S&P Rating is at least BB- AND the Moody's Rating is at least Ba3 or higher.

     "LEVEL V STATUS" means none of Level I Status, Level II Status, Level III Status or Level IV Status exist.

     "NET WORTH" means as of any time the same is to be determined, the excess of total assets of the Borrower and its Subsidiaries over total liabilities of the Borrower and its Subsidiaries, total assets and total liabilities each to be determined on a consolidated basis in accordance with GAAP.

     SECTION 1.04. LEVERAGE RATIO. The definition of "LEVERAGE RATIO" appearing in Section 6.1 of the Credit Agreement shall be amended by inserting the following sentence immediately at the end thereof

          "The foregoing to the contrary notwithstanding, for purposes of determining the Leverage Ratio, EBITDA for any period which includes the fourth fiscal quarter of the Borrower's 1998 fiscal year shall be computed so as not to give effect to the Fiscal 1998 Charges."

     SECTION 1.05. SENIOR LEVERAGE RATIO. The definition of "SENIOR LEVERAGE RATIO" appearing in Section 6.1 of the Credit Agreement shall be amended by inserting the following sentence immediately at the end thereof:

          "The foregoing to the contrary notwithstanding, for purposes of determining the Senior Leverage Ratio, EBITDA for any period which includes the fourth fiscal quarter of the Borrower's 1998 fiscal year shall be computed so as not to give effect to the Fiscal 1998 Charges."

     SECTION 1.06. INTEREST COVERAGE RATIO. The definition of "INTEREST COVERAGE RATIO" appearing in Section 6.1 of the Credit Agreement shall be amended by inserting the following immediately at the end thereof:

          "The foregoing to the contrary notwithstanding, for purposes of determining the Interest Coverage Ratio, EBITDA for any period which includes the fourth fiscal quarter of the Borrower's 1998 fiscal year shall be computed so as not to give effect to the Fiscal 1998 Charges."

     SECTION 1.07. NEW NET WORTH COVENANT. Section 9.8 of the Credit Agreement shall be amended and as so amended shall be restated in its entirety to read as follows:

               "SECTION 9.8. NET WORTH. The Borrower shall not at any time permit Net Worth to be less than the Minimum Required Amount. For purposes hereof, the term "MINIMUM REQUIRED AMOUNT" shall mean (a) $150,000,000 through January 2, 1999 and (b) shall increase (but never decrease) on a cumulative basis as of March 27, 1999 and as of the last day of each fiscal quarter of the Borrower thereafter, by an amount equal to 50% of Consolidated Net Income for the fiscal quarter of the Borrower then ended (if positive for such quarter)."

     SECTION 1.08. ACQUISITION LIMIT. Subsection (h) of Section 9.14 of the Credit Agreement shall be amended by inserting the following immediately at the end thereof:

               "and (v) either (1) the aggregate amount of cash and cash equivalents expended by the Borrower and its Subsidiaries as consideration for such acquisition, when taken together with the aggregate amount of cash and cash equivalents expended by the Borrower and its Subsidiaries as consideration for all other acquisitions on or at any time after January 1, 1999 on a cumulative basis (the aggregate of the consideration for the acquisition in question and all such other acquisitions being hereinafter referred to the "AGGREGATE CUMULATIVE ACQUISITION CONSIDERATION"), does not exceed $50,000,000 or (2) if the Aggregate Cumulative Acquisition Consideration exceeds $50,000,000, both (A) the aggregate amount of cash and cash equivalents expended as consideration for the acquisition in question is less than $5,000,000 and (B) the aggregate purchase price due from the Borrower and its Subsidiaries as consideration for such acquisition (including the assumption of indebtedness but excluding any such consideration in the form of capital stock of the Borrower) does not exceed the product of 4.5 and EBITDA reasonably attributable to the Person (in the case of an acquisition of such Person's Voting Stock) or the Property so acquired (in the case of an acquisition of such Person's Property), in each case for such Person's twelve most recently completed monthly accounting periods ("EBITDA" for such purposes to mean EBITDA as such term is defined herein, but with such Person and its subsidiaries substituted in such definition and all ancillary definitions in the place and stead of the Borrower and its Subsidiaries)."

     SECTION 1.09. YEAR 2000. Section 7 of the Credit Agreement shall be amended by adding a new Section 7.17 at the end thereof which shall be stated to read as follows:

               "SECTION 7.17. YEAR 2000 COMPLIANCE. The Borrower and its Subsidiaries are conducting a comprehensive review and assessment of their computer applications, and are making such inquiry of their respective material suppliers, service vendors (including data processors) and customers as the Borrower or relevant Subsidiary (as the case may be) deem appropriate, with respect to any material defect in computer software, data bases, hardware, controls and peripherals related to the occurrence of the year 2000 or the use of any date after December 31, 1999, in connection therewith. The Company is not aware of any Year 2000 Problem which would reasonably be expected to have a material adverse effect on the business, operations, Properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole."

     SECTION 1.10. YEAR 2000 COMPLIANCE. Section 9 of the Credit Agreement shall be amended by adding a new Section 9.23 which shall be stated to read as follows:

               "SECTION 9.23. YEAR 2000 COMPLIANCE. At the reasonable request of the Administrative Agent or any Bank, the Borrower will provide the Administrative Agent (which shall promptly furnish each Bank) with reasonable evidence (including, but not limited to, the results of internal or external audit reports prepared in the ordinary course of business) of the capability of the Borrower and its Subsidiaries to conduct its and their businesses and operations before, on and after January l, 2000, without experiencing a Year 2000 Problem."

2.   CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

          (a) The Borrower and the Required Banks shall have executed this Amendment.

          (b) Each Guarantor shall have accepted this Amendment in the space provided for that purpose below.

          (c) Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Required Banks and their counsel.

Upon the satisfaction of such conditions precedent, this Amendment shall take effect as of January 1, 1999.

3.   REPRESENTATIONS REAFFIRMED.

     In order to induce the Banks to execute and deliver this Agreement, the Borrower hereby represents to the Banks that as of the date hereof and as of the time that this Amendment becomes effective, each of the representations and warranties set forth in Section 7 of the Credit Agreement, after giving effect to the amendments made hereby, are and shall be true and correct (except that the representations contained in Section 7.4 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Banks).

4.   MISCELLANEOUS.

     This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be an original but all of which shall constitute one and the same instrument. Except as specifically amended and modified hereby, all of the terms and conditions of the Credit Agreement shall stand and remain unchanged and in full force and effect. No reference to this Amendment need be made in any note, instrument or other document making reference to the Credit Agreement, any reference to the Credit Agreement in any such note, Instrument or other document to be deemed to be a reference to the Credit Agreement as amended hereby. The Borrower confirms its agreement to pay the reasonable fees and disbursements of Messrs. Chapman and Cutler, counsel to the Administrative Agent, in connection with the preparation, execution and delivery of this Amendment and the transactions and documents contemplated hereby. This instrument shall be construed and governed by and in accordance with the laws of the State of Illinois (without regard to principles of conflicts of laws).

     Dated as of this ___ day of February, 1999, but effective as of January 1, 1999.

                                        NASH-FINCH COMPANY

                                        By
                                           ---------------------------------
                                            Name:
                                                   -------------------------
                                            Title:
                                                    ------------------------


     Accepted and agreed to as of the date last above written.

                                        HARRIS TRUST AND SAVINGS BANK, in its
                                            individual capacity as a Bank and as
                                            Administrative Agent

                                        By
                                            ---------------------------------
                                            Its Vice President


                                        PNC BANK, NATIONAL ASSOCIATION

                                        By       ----------------------------
                                            Its
                                                 ----------------------------

                                        ABN AMRO BANK N.V.

                                        By
                                            ---------------------------------
                                            Its
                                                  ---------------------------

                                        By
                                            ---------------------------------
                                            Its
                                                -----------------------------

                                        THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                            CHICAGO BRANCH

                                        By
                                            ---------------------------------
                                            Its
                                                  ---------------------------


                                        CIBC-WOOD GUNDY

                                        By
                                            ---------------------------------
                                            Its
                                                 ----------------------------


                                        ISTITUTO BANCARIO SANPAOLO Dl
                                            TORINO SPA

                                        By
                                            ---------------------------------
                                            Its
                                                  ---------------------------


                                        KEYBANK, N.A.

                                        By
                                             --------------------------------
                                            Its
                                                 ----------------------------


                                        COMMERZBANK AKTIENGESELLSCHAFT
                                            CHICAGO BRANCH

                                        By
                                             --------------------------------
                                            Its
                                             --------------------------------

                                        By
                                            ---------------------------------
                                            Its
                                                -----------------------------

                                        THE FUJI BANK, LIMITED

                                        By
                                            ---------------------------------
                                            Its
                                                 ----------------------------


                                        CREDIT AGRICOLE INDOSUEZ

                                        By
                                            ---------------------------------
                                            Its
                                                 ----------------------------


                                        FIRST BANK NATIONAL ASSOCIATION

                                        By
                                            ---------------------------------
                                            Its
                                                  ---------------------------


                                        MELLON BANK, N.A.

                                        By
                                            ---------------------------------
                                            Its
                                                -----------------------------


                                        SUNTRUST BANK, ATLANTA

                                        By
                                            ---------------------------------
                                            Its
                                                  ---------------------------


                                        THE MITSUBISHI TRUST AND BANKING
                                            CORPORATION

                                        By
                                            ---------------------------------
                                            Its
                                                 ----------------------------

                                        NATIONAL CITY BANK OF COLUMBUS

                                        By
                                            ---------------------------------
                                            Its
                                                 ----------------------------


                                        THE SANWA BANK, LIMITED

                                        By
                                             --------------------------------
                                            Its
                                                  ---------------------------


                                        THE SUMITOMO BANK, LIMITED

                                        By
                                             --------------------------------
                                            Its
                                                  ---------------------------


                                        BANKERS TRUST COMPANY

                                        By
                                            ---------------------------------
                                            Its
                                                 ----------------------------


                                        THE BANK OF NEW YORK

                                        By
                                            ---------------------------------
                                            Its
                                                 ----------------------------


                                        MITSUI TRUST AND BANKING COMPANY,
                                            LIMITED

                                        By
                                            ---------------------------------
                                            Its
                                                   --------------------------


                                        CRESTAR BANK

                                        By
                                            ---------------------------------
                                            Its
                                                -----------------------------